UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1. Reports to Stockholders.

Where discipline meets common sense.

Annual Report

August 31, 2015

Meritage Yield-Focus Equity Fund MPYEX/MPYIX

Meritage Growth Equity Fund MPGEX/MPGIX

Meritage Value Equity Fund MPVEX/MVEBX

913.345.7000	www.meritageportfoliofunds.com	7500 College Blvd., Suite 1212, Overland Park, KS 66210

At Meritage, we are value-driven investors. We buy stock in businesses when they i) score well in our comprehensive stock-ranking process (universe is global, all-cap and about 7,000 securities), and ii) are selling for less than we believe they are worth. Our value discipline is intended to provide a margin of safety and is one of our primary risk management tools, along with managing position sizes and diversification.

Dear Fellow Shareholders:

The often (erroneously) forecasted correction for the broad equity market finally arrived. In August the S&P 500 dropped more than 10% from its previous high for the first time in almost four years. It is important to point out that the extended period of relative calm in the markets was the unusual chapter, not the more recent volatility investors have experienced.

A large investment firm recently published a study showing that on average the S&P 500 has a correction every 357 days, or about once a year. Along these lines it was reported that this recent period was the second longest stretch without a correction since 1945. We welcome the change, because as fear replaces complacency it increases the likelihood of stocks of some companies becoming mispriced, and this correspondingly increases our opportunity to build winning portfolios for long-term investors.

The rationale is straightforward, and it serves as a good reminder of how we attempt to add value on behalf of our shareholders. Simply stated if all of the good news is already priced into the shares of a company there is no opportunity to generate extra, or excess, return. It is only when a company’s shares are mispriced relative to the real underlying value that a portfolio manager has the opportunity to add value for investors. And this is what we seek to do for you: buy companies when they are undervalued with the expectation that the market will ultimately price them correctly and generate the gains we seek.

We explore this topic further in the following pages. A specific discussion of each Fund and its performance is included in Management’s Discussion of Fund Performance.

Thank you for your continued trust in us as stewards of your capital. As previously mentioned we have our own money invested alongside yours in each of our funds, and we remain committed to our goal of delivering attractive risk-adjusted returns over full market cycles.

Sincerely,

Mark Eveans, CFA

President and Chief Investment Officer

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Meritage Growth Equity Fund

For the fiscal year ended August 31, 2015, the Meritage Growth Equity Fund Institutional Class and Investor Class returned 3.38% and 3.17%, respectively. These returns, while better than those provided by the broad equity market as represented by the S&P 500, slightly lagged the Fund’s primary benchmark, the Russell 1000 Growth Index, as well as the Lipper Large Cap Growth Index. They returned 4.26% and 3.77%, respectively, during the same time frame.

For the six months ended August 31, 2015, which is the period since our Semi-Annual Report, the Meritage Growth Equity Fund Institutional Class and Investor Class returned -4.27% and -4.37%, respectively. These returns also lagged the Russell 1000 Growth Index benchmark which returned -3.88% during the same time frame, as well as the Lipper Large Cap Growth Index return of -3.40%.

From an attribution standpoint, the Fund’s underperformance over the course of the last 12 months, compared to the benchmark, was driven primarily by three key factors. First, while the Fund was approximately equally weighted with the benchmark in the Information Technology sector, our stock selection underachieved (i.e., there was “selection drag”). Second, we also experienced selection drag in the Consumer Staples sector which was a relatively strong performer during the period. And third, while the Fund was correctly underweight the Materials sector, which had a negative return during the period, our stock selection hurt returns.

Regarding specific issues, key strong gainers were Edwards Life Sciences, up 42%, Southwest Airlines, up 35%, and Fiserv, ahead 32%.

Poor performers were Sanmina, down 42%, Schlumberger, down 28%, and Mallinckrodt, off 26%.

As a value-centric and process driven manager, most sector differences as compared to the benchmark are a result of either an under or overweight of specific, bottom-up valuation opportunities identified by our process, within that particular sector.

We expect a continuation of abnormally low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay an excessive premium for well-known growth issues. This is where we part company with the crowd, however, as we believe the value discipline embedded in our growth approach will yield better results over full market cycles.

Meritage Value Equity Fund

For the fiscal year ended August 31, 2015, the Meritage Value Equity Fund Institutional Class and Investor Class returned 0.94% and 0.68%, respectively. These returns exceeded the Russell 1000 Value Index benchmark which returned -3.48% during the same time frame, as well as the Lipper Large Cap Value Index return of -3.77%.

For the six months ended August 31, 2015, which is the period since our Semi-Annual Report, the Meritage Value Equity Fund Institutional Class and Investor Class returned -3.93% and -4.11%, respectively. These returns also exceeded the Russell 1000 Value Index benchmark which returned -6.73% during the same time frame, as well as the Lipper Large Cap Value Index return of -6.85%.

From an attribution standpoint, the Fund’s outperformance over the course of the last 12 months, compared to the benchmark, was driven primarily by superior stock selection in four sectors – Health Care, Information Technology, Industrials and Financials – as well as being correctly underweight the Materials sector.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Regarding specific issue, key strong gainers were Skyworks Solutions, up 68%, ICON plc, up 55%, and Cigna Corporation, ahead by 49%.

The poorest performers were all in the Energy sector: Conoco Phillips, down 45%, National Oilwell Varco, Inc., down 39%, and Chevron Corporation, off by 35%.

As a value-centric and process driven manager, most sector differences as compared to the benchmark are the result of either an under or overweight of specific bottom-up valuation opportunities identified by our process, within that particular sector.

We expect a continuation of abnormally low interest rates and below average economic growth for the world’s leading economies. We believe many investors share our view and have correspondingly been willing to pay a premium for well-known stocks. This is where we part company with the crowd, however, as we believe the discipline embedded in our value approach will yield better results over full market cycles.

Meritage Yield-Focus Equity Fund

For the fiscal year ended August 31, 2015, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned -12.56% and -12.85%, respectively. These returns broadly trailed the -3.60% total return for the Russell 3000 Value Index, a general market benchmark, but were significantly better than the Zacks Multi-Asset Income Index, a style-specific peer index, which declined 18.74% during the same time.

For the six months ended August 31, 2015, which is the period since our Semi-Annual Report, the Meritage Yield-Focus Equity Fund Institutional Class and Investor Class returned -11.43% and -11.58%, respectively. These returns also lagged the Russell 3000 Value Index, which returned -6.77% during the time period, and they also slightly trailed the Zacks Multi-Asset Index, which declined 10.61% during the same time frame.

A founding premise of the Yield-Focus Equity Fund is to earn between 50-75% of the expected long-term equity return in the form of cash dividends and distributions. The strategy invests in six key types of equity asset classes – common stocks, master limited partnerships, other limited partnerships, real estate investment trusts, business development companies, convertible preferred stocks and, in rare situations, straight preferred stocks. The Meritage comprehensive security selection process searches globally for attractive yield franchises.

Regarding equity asset class performance, limited partnerships and business development companies were the strongest relative performers, followed closely by common stocks. MLPs were the poorest performers by a wide margin.

In terms of specific issues, strong performers were Reynolds American, Inc., up 49%, Altria Group, Inc., up 30%, and Ennis, ahead 30%.

Poor performers were all in the Energy space, including Seadrill Partners, LLC, down 59%, Tanga Resource Partners, down 54%, and Ensco, off 39%.

We use two benchmarks in assessing the performance of the Yield-Focus Equity Fund. The Russell 3000 Value Index is a long-term general purpose value-centric benchmark without specificity regarding the Fund’s distinct yield-focus style. The Zacks Multi-Asset Income Index has specific asset structure and distinguished dividend yield characteristics similar to the Fund.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

We believe it is worth noting that there was a wide divergence between the performances of the two benchmarks during the referenced time period as pointed out above. This highlights that the key sources of high quality equity yield have been under substantial pressure. The telecom, utility, REIT, and higher-yielding common stock sectors have been hampered by fears of rising rates. The precipitous (and unexpected) drop in oil prices was an incremental negative to the energy and MLP sectors. Yields on international securities were negatively impacted by the strength in the U.S. dollar when those distributions were translated into dollars.

While we have been anticipating a modest rise in interest rates, and have valued our holdings accordingly, we did not foresee the “perfect storm” that formed with the coinciding collapse in oil prices and the strength of the dollar rally. In a nutshell, every asset class that comprises the opportunity set for the Yield-Focus Equity Fund has been beset by one or more major challenges relative to the broad market.

Are we through the shakeout? We don’t know. We can tell you, however, that as is the nature of our process we are using this style market decline as an opportunity to refresh the portfolio’s investments and improve the liquidity and quality of the individual securities. In conjunction with this the strategy has a revitalized annual cash yield of 6.0% (gross), which is well up from its third quarter low of 4.9%1. We believe this combination of better companies at what we perceive to be better prices, plus an appreciably higher yield, provides us with a much better opportunity to provide good returns over the next market cycle.

[1]

The gross yield figures presented here were calculated by taking the current reported distributions on the specified date for every security in the portfolio, annualizing and summing them, and then dividing that sum figure by the total assets in the portfolio. The gross yield figure is intended to show what an investor would receive in the form of yield over the following 12-month period from the specified date, assuming no changes in the securities making up the portfolio, no changes to the then current distributions that were annualized, and no fees.

INVESTMENT RESULTS – (Unaudited)

Total Return

For the Periods Ended August 31, 2015(a)

Fund/Index	1 Year	Average Annual Since Inception (12/23/13)
Meritage Growth Equity Fund – Institutional Class	3.38%	7.61%
Meritage Growth Equity Fund – Investor Class	3.17%	7.31%
Russell 1000 Growth Index(b)	4.26%	9.29%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	3.50%	3.33%
With Applicable Waivers	1.01%	1.26%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2014. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2015 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2015. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Return

For the Periods Ended August 31, 2015(a)

Fund/Index	1 Year	Average Annual Since Inception (12/23/13)
Meritage Value Equity Fund – Institutional Class	0.94%	6.39%
Meritage Value Equity Fund – Investor Class	0.68%	6.11%
Russell 1000 Value Index(b)	-3.48%	4.82%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	3.60%	9.89%
With Applicable Waivers	1.02%	1.27%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2014. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2015 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2015. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Return

For the Periods Ended August 31, 2015(a)

Fund/Index	1 Year	Average Annual Since Inception (12/23/13)
Meritage Yield-Focus Equity Fund – Institutional Class	-12.56%	-0.87%
Meritage Yield-Focus Equity Fund – Investor Class	-12.85%	-1.16%
Russell 3000 Value Index(b)	-3.60%	4.35%
Zacks Multi-Asset Income Index TR(c)	-18.74%	-6.28%

	Expense Ratios(d)
	Institutional Class	Investor Class
Gross	2.96%	2.80%
With Applicable Waivers	1.34%	1.59%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-261-0104.

The performance in the preceding table reflects any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would be lower.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an Index.

(d)	The expense ratios are from the Fund’s prospectus dated December 29, 2014. The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund through December 31, 2015, so that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of August 31, 2015 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-261-0104. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on December 23, 2013 (commencement of operations) and held through August 31, 2015. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts, MLPs, closed end funds, Canadian royalty trusts and traditional preferred stocks. Individuals cannot invest directly in an Index.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-855-261-0104. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

The investment objective of the Meritage Growth Equity Fund is to seek growth of capital.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Value Equity Fund is to seek growth of capital. Income is a secondary objective.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the Meritage Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov. The Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from March 1, 2015 to August 31, 2015.

SUMMARY OF FUND’S EXPENSES – (Unaudited) (continued)

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Meritage Growth Equity Fund
Institutional Class
Actual	$1,000.00	$957.30	$4.93	1.00%
Hypothetical**	$1,000.00	$1,020.16	$5.09	1.00%
Investor Class
Actual	$1,000.00	$956.30	$6.16	1.25%
Hypothetical**	$1,000.00	$1,018.90	$6.36	1.25%
Meritage Value Equity Fund
Institutional Class
Actual	$1,000.00	$960.70	$4.94	1.00%
Hypothetical**	$1,000.00	$1,020.16	$5.09	1.00%
Investor Class
Actual	$1,000.00	$958.90	$6.17	1.25%
Hypothetical**	$1,000.00	$1,018.90	$6.36	1.25%
Meritage Yield-Focus Equity Fund
Institutional Class
Actual	$1,000.00	$885.70	$4.75	1.00%
Hypothetical**	$1,000.00	$1,020.16	$5.09	1.00%
Investor Class
Actual	$1,000.00	$884.20	$5.94	1.25%
Hypothetical**	$1,000.00	$1,018.90	$6.36	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.
**	Assumes 5% return before expenses.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2015

COMMON STOCKS – 93.28%	Shares	Fair Value
Consumer Discretionary – 18.18%
Continental AG ADR	3,670	$155,810
Cracker Barrel Old Country Store, Inc.	2,270	327,289
Dollar General Corp.	3,760	280,082
Foot Locker, Inc.	5,380	380,850
Helen of Troy Ltd. *	1,885	160,489
Home Depot, Inc./The	4,425	515,335
Macy’s, Inc.	4,905	287,482
TJX Cos., Inc./The	4,930	346,678

		2,454,015

Consumer Staples – 4.33%
Colgate-Palmolive Co.	3,785	237,736
Dr. Pepper Snapple Group, Inc.	4,515	346,436

		584,172

Energy – 2.22%
Schlumberger Ltd.	1,705	131,916
Western Refining, Inc.	3,880	166,918

		298,834

Financials – 6.25%
ACE Ltd.	2,035	207,896
Allstate Corp./The	4,440	258,763
Aon PLC	1,835	171,462
Everest Re Group Ltd.	1,171	205,874

		843,995

Health Care – 20.38%
Amgen, Inc.	985	149,503
Biogen Idec, Inc. *	727	216,137
Celgene Corp. *	1,340	158,227
Cyberonics, Inc. *	2,960	193,406
Edwards LifeSciences Corp. *	1,620	228,226
Gilead Sciences, Inc.	1,895	199,108
Greatbatch, Inc. *	5,625	319,612
Health Net, Inc. *	2,460	157,588
Johnson & Johnson	4,125	387,667
Mallinckrodt PLC *	1,510	130,222
Mettler-Toledo International, Inc. *	531	157,468
Omnicell, Inc. *	7,780	264,364
Shire PLC ADR	812	188,384

		2,749,912

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2015

COMMON STOCKS – 93.28% – continued	Shares	Fair Value
Industrials – 12.98%
Acuity Brands, Inc.	997	$194,285
AMETEK, Inc.	3,835	206,400
Danaher Corp.	1,917	166,817
Deluxe Corp.	2,705	156,917
Equifax, Inc.	2,515	246,218
FedEx Corp.	1,040	156,634
Middleby Corp./The *	2,800	303,940
Snap-on, Inc.	990	158,172
Textron, Inc.	4,195	162,766

		1,752,149

Information Technology – 27.93%
Accenture PLC – Class A	1,740	164,030
Akamai Technologies, Inc. *	2,315	165,083
Apple, Inc.	7,549	851,225
Cisco Systems, Inc.	6,235	161,362
Coherent, Inc. *	2,770	161,491
F5 Networks, Inc. *	1,920	233,107
Fiserv, Inc. *	3,280	279,686
Google, Inc. – Class A *	393	254,593
MasterCard, Inc. – Class A	3,790	350,082
NetScout Systems, Inc. *	9,549	349,016
NVIDIA Corp.	8,075	181,526
NXP Semiconductors NV *	1,990	168,454
PTC, Inc. *	4,455	147,550
Sanmina Corp. *	7,315	140,741
Tessera Technologies, Inc.	4,940	161,736

		3,769,682

Materials – 1.01%
Westlake Chemical Corp.	2,460	135,866

TOTAL COMMON STOCKS (Cost $11,829,602)		12,588,625

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2015

	Shares	Fair Value
MONEY MARKET SECURITIES – 6.84%
Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.01% (a)	923,779	$923,779

TOTAL MONEY MARKET SECURITIES (Cost $923,779)		923,779

TOTAL INVESTMENTS – 100.12% (Cost $12,753,381)		13,512,404

Liabilities in Excess of Other Assets – (0.12)%		(16,782)

NET ASSETS – 100.00%		$13,495,622

*	Non-income producing security.

(a)	Rate disclosed is the seven day yield as of August 31, 2015.

ADR – American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Huntington Asset Services, Inc.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2015

COMMON STOCKS – 85.36%	Shares	Fair Value
Consumer Discretionary – 4.68%
Bridgestone Corp.	9,505	$159,589
Ford Motor Co.	14,195	196,885
Magna International, Inc.	3,535	173,887

		530,361

Consumer Staples – 6.43%
Archer-Daniels-Midland Co.	4,745	213,478
CVS Health Corp.	2,645	270,848
Sanderson Farms, Inc.	3,535	244,056

		728,382

Energy – 4.61%
Chevron Corp.	1,525	123,510
Marathon Petroleum Corp.	4,625	218,809
Royal Dutch Shell PLC ADR	3,400	179,928

		522,247

Financials – 22.01%
Aspen Insurance Holdings Ltd.	4,790	219,909
Axis Capital Holdings Ltd.	4,945	276,920
Fidelity & Guaranty Life	4,650	114,669
Horace Mann Educators Corp.	5,895	195,832
KeyCorp.	15,330	210,634
MetLife, Inc.	4,385	219,688
Prudential Financial, Inc.	2,880	232,416
Reinsurance Group of America, Inc.	2,815	255,827
Torchmark Corp.	5,257	307,324
Voya Financial, Inc.	6,255	269,465
W.R. Berkley Corp.	3,520	191,066

		2,493,750

Health Care – 15.50%
Aetna, Inc.	1,120	128,262
Cigna Corp.	830	116,856
ICON PLC *	3,890	299,530
Magellan Health Services, Inc. *	4,145	232,120
Mednax, Inc. *	2,805	225,943
Taro Pharmaceutical Industries Ltd. *	1,665	222,444
Teva Pharmaceutical Industries Ltd. ADR	4,435	285,658
UnitedHealth Group, Inc.	2,125	245,862

		1,756,675

Industrials – 16.43%
EnerSys	4,405	235,535
General Dynamics Corp.	1,625	230,799

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2015

COMMON STOCKS – 85.36% – continued	Shares	Fair Value
Industrials – 16.43% – continued
Korn/Ferry International	5,370	$182,956
Moog, Inc. – Class A *	3,095	195,295
Northrop Grumman Corp.	2,415	395,432
Raytheon Co.	2,425	248,708
Southwest Airlines Co.	7,010	257,267
UniFirst Corp.	1,070	115,999

		1,861,991

Information Technology – 13.05%
Brocade Communications Systems, Inc.	15,130	161,135
Check Point Software Technologies Ltd. *	2,530	197,365
Cognizant Technology Solutions Corp. – Class A *	3,310	208,331
Hewlett-Packard Co.	5,115	143,527
Keysight Technologies, Inc. *	4,950	158,598
Mentor Graphics Corp.	7,870	203,361
Synopsys, Inc. *	5,325	249,902
WNS Holdings Ltd. ADR *	5,260	156,958

		1,479,177

Materials – 0.95%
Mosaic Co./The	2,620	106,975

Utilities – 1.70%
Entergy Corp.	2,945	192,397

TOTAL COMMON STOCKS (Cost $9,076,307)		9,671,955

Exchange-Traded Funds – 7.13%
iShares Global Telecom ETF	2,685	160,697
Utilities Select Sector SPDR Fund	10,895	462,602
Vanguard Telecommunication Services ETF	2,210	185,021

TOTAL EXCHANGE-TRADED FUNDS (Cost $818,453)		808,320

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2015

	Shares	Fair Value
MONEY MARKET SECURITIES – 7.39%
Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.01% (a)	837,236	$837,236

TOTAL MONEY MARKET SECURITIES (Cost $837,236)		837,236

TOTAL INVESTMENTS – 99.88% (Cost $10,731,996)		11,317,511

Other Assets in Excess of Liabilities – 0.12%		13,878

NET ASSETS – 100.00%		$11,331,389

*	Non-income producing security.

(a)	Rate disclosed is the seven day yield as of August 31, 2015.

ADR –  American Depositary Receipt

ETF –  Exchange-Traded Fund

SPDR  – Standard & Poor’s Depositary Receipts

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Huntington Asset Services, Inc.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2015

COMMON STOCKS – 92.69%	Shares	Fair Value
Consumer Discretionary – 6.59%
Buckle, Inc./The	12,460	$525,812
Garmin Ltd.	14,625	550,046
Las Vegas Sands Corp.	16,330	754,936
Mattel, Inc.	31,620	740,857

		2,571,651

Consumer Staples – 9.54%
Altria Group, Inc.	16,385	877,908
Philip Morris International, Inc.	9,695	773,661
Reynolds American, Inc.	14,441	1,209,434
Universal Corp.	17,485	860,437

		3,721,440

Energy – 11.86%
BP PLC ADR	21,005	704,508
Enbridge Energy Partners LP (a)	23,425	662,459
Energy Transfer Partners LP (a)	9,820	482,555
Enterprise Products Partners LP (a)	28,535	802,119
Total SA ADR	16,180	750,752
Williams Partners LP (a)	17,102	681,515
Woodside Petroleum Ltd. ADR	23,215	545,320

		4,629,228

Financials – 17.98%
AllianceBernstein Holding LP (a)	24,700	675,298
Banco Latinoamericano de Comercio Exterior SA	23,425	577,426
BGC Partners, Inc.	90,535	793,992
Carlyle Group LP/The (a)	31,260	661,462
HSBC Holdings PLC ADR	14,090	558,950
KKR & Co. LP (a)	46,213	882,206
National Australia Bank Ltd. ADR	59,065	648,534
Old Republic International Corp.	42,175	662,569
Solar Capital Ltd. (b)	22,930	406,090
Waddell & Reed Financial, Inc. – Class A	10,075	393,630
Zurich Insurance Group AG ADR	27,485	754,463

		7,014,620

Health Care – 8.67%
AstraZeneca PLC ADR	24,985	781,531
GlaxoSmithKline PLC ADR	20,590	842,749
Pfizer, Inc.	26,960	868,651
Quality Systems, Inc.	65,495	890,077

		3,383,008

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2015

COMMON STOCKS – 92.69% – continued	Shares	Fair Value
Industrials – 2.52%
Lockheed Martin Corp.	4,895	$984,776

Information Technology – 4.18%
Seagate Technology PLC	16,590	852,726
STMicroelectronics NV	108,300	779,760

		1,632,486

Materials – 0.83%
Ternium SA ADR	22,905	325,709

Real Estate Investment Trusts – 7.69%
EPR Properties	7,875	400,759
Lexington Realty Trust	85,875	693,011
Medical Properties Trust, Inc.	51,455	600,480
Omega Healthcare Investors, Inc.	23,530	794,843
STAG Industrial, Inc.	29,890	509,923

		2,999,016

Telecommunication Services – 13.87%
AT&T, Inc.	29,380	975,416
BCE, Inc. ADR	24,935	1,008,371
CenturyLink, Inc.	19,715	533,094
Rogers Communications, Inc.	22,355	762,753
Spark New Zealand Ltd. ADR	49,955	530,522
Telstra Corp. Ltd. ADR	28,785	586,926
Verizon Communications, Inc.	22,072	1,015,533

		5,412,615

Utilities – 8.96%
Entergy Corp.	8,875	579,804
National Grid PLC ADR	12,470	825,265
PPL Corp.	24,060	745,619
Public Service Enterprise Group, Inc.	17,580	707,595
Westar Energy, Inc.	17,485	639,077

		3,497,360

TOTAL COMMON STOCKS (Cost $38,779,491)		36,171,909

CONVERTIBLE PREFERRED STOCKS – 5.49%
Materials – 1.72%
Alcoa, Inc., Series 1, 5.38%	19,130	671,463

Real Estate Investment Trusts – 1.69%
Weyerhaeuser Co., Series A, 6.38%	13,425	658,496

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND

SCHEDULE OF INVESTMENTS – (continued)

August 31, 2015

CONVERTIBLE PREFERRED STOCKS – 5.49% – continued	Shares	Fair Value
Utilities – 2.08%
Exelon Corp., 6.50%	17,935	$812,276

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,544,797)		2,142,235

MONEY MARKET SECURITIES – 1.45%
Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.01% (c)	565,792	565,792

TOTAL MONEY MARKET SECURITIES (Cost $565,792)		565,792

TOTAL INVESTMENTS – 99.63% (Cost $41,890,080)		38,879,936

Other Assets in Excess of Liabilities – 0.37%		143,848

NET ASSETS – 100.00%		$39,023,784

(a)	Master Limited Partnership

(b)	Business Development Company

(c)	Rate disclosed is the seven day yield as of August 31, 2015.

ADR – American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Huntington Asset Services, Inc.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

	Meritage Growth Equity Fund	Meritage Value Equity Fund		Meritage Yield- Focus Equity Fund
Assets
Investments in securities at value (cost $12,753,381, $10,731,996 and $41,890,080)	$13,512,404	$11,317,511		$38,879,936
Receivable for fund shares sold	31,519	–		54,732
Receivable for investments sold	135,026	8,136		–
Dividends receivable	13,352	24,927		142,922
Tax reclaims receivable	274	–		–
Prepaid expenses	2,261	2,873		14,077

Total Assets	13,694,836	11,353,447		39,091,667

Liabilities
Payable for fund shares redeemed	–	–		13,299
Payable for investments purchased	175,045	–		–
Payable to Adviser	2,454	1,620		8,324
Accrued 12b-1 fees – Investor class	36	2		2,459
Payable to administrator, fund accountant, and transfer agent	4,746	3,988		13,202
Payable to custodian	700	1,328		1,654
Other accrued expenses	16,233	15,120		28,945

Total Liabilities	199,214	22,058		67,883

Net Assets	$13,495,622	$11,331,389		$39,023,784

Net Assets consist of:
Paid-in capital	$12,432,187	$10,612,745		$44,716,972
Accumulated undistributed net investment income	9,828	105,299		–
Accumulated undistributed net realized gain (loss) from investment transactions	294,584	27,830		(2,683,044)
Net unrealized appreciation (depreciation) on investments	759,023	585,515		(3,010,144)

Net Assets	$13,495,622	$11,331,389		$39,023,784

Net Assets: Institutional Class	$13,331,199	$11,321,204		$28,316,006

Shares outstanding (unlimited number of shares authorized, no par value)	1,190,458	1,029,606		3,000,621

Net asset value, offering and redemption price per share	$11.20	$11.00		$9.44

Net Assets: Investor Class	$164,423	$10,185		$10,707,778

Shares outstanding (unlimited number of shares authorized, no par value)	14,748	930		1,136,669

Net asset value, offering and redemption price per share	$11.15	$10.96	(a)	$9.42

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

STATEMENTS OF OPERATIONS

For the year ended August 31, 2015

	Meritage Growth Equity Fund	Meritage Value Equity Fund	Meritage Yield- Focus Equity Fund
Investment Income
Dividend income (net of foreign taxes withheld of $676, $3,284 and $47,314)	$136,955	$214,630	$1,826,012

Total investment income	136,955	214,630	1,826,012

Expenses
Investment Adviser fee	94,780	81,976	330,128
12b-1 fee – Investor class	420	22	35,435
Administration expenses	21,134	17,998	72,368
Fund accounting expenses	13,922	11,833	47,745
Transfer agent expenses	14,795	12,453	52,118
Legal expenses	8,552	7,507	23,177
Registration expenses	17,688	11,235	31,100
Custodian expenses	4,233	5,264	9,423
Audit expenses	15,989	15,989	15,989
Trustee expenses	2,370	2,135	7,031
Insurance expense	1,136	1,046	3,062
Pricing expenses	3,010	2,836	3,129
Report printing expense	3,297	2,546	14,627
Offering expense	1,774	1,812	1,920
Miscellaneous expenses	7,431	7,113	20,524

Total expenses	210,531	181,765	667,776
Fees waived by Adviser	(83,727)	(72,434)	(190,960)

Net operating expenses	126,804	109,331	476,816

Net investment income	10,151	105,299	1,349,196

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	301,011	31,932	(2,693,111)
Net realized gain on foreign currency transactions	–	–	1,033
Change in unrealized appreciation/depreciation of investment securities	36,414	(79,858)	(4,254,389)

Net realized and unrealized gain (loss) on investments	337,425	(47,926)	(6,946,467)

Net increase (decrease) in net assets resulting from operations	$347,576	$57,373	$(5,597,271)

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Meritage Growth Equity Fund
	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Increase in Net Assets due to:
Operations
Net investment income	$10,151	$9,663
Net realized gain on investment securities transactions	301,011	113,048
Change in unrealized appreciation/depreciation of investment securities	36,414	722,609

Net increase in net assets resulting from operations	347,576	845,320

Distributions
From net investment income – Institutional Class	(9,879)	–
From net investment income – Investor Class	(90)	–
From net realized gains – Institutional Class	(117,832)	–
From net realized gains – Investor Class	(1,660)	–

Total distributions	(129,461)	–

Capital Transactions – Institutional Class
Proceeds from shares sold	4,756,438	10,257,514
Reinvestment of distributions	127,710	–
Amount paid for shares redeemed	(2,409,418)	(455,731)

Total Institutional Class	2,474,730	9,801,783

Capital Transactions – Investor Class
Proceeds from shares sold	37,500	147,660
Reinvestment of distributions	919	–
Amount paid for shares redeemed	(13,254)	(17,151)

Total Investor Class	25,165	130,509

Net increase in net assets resulting from capital transactions	2,499,895	9,932,292

Total increase in Net Assets	2,718,010	10,777,612

Net Assets
Beginning of period	10,777,612	–

End of period	$13,495,622	$10,777,612

Accumulated undistributed net investment income included in net assets at end of period	$9,828	$9,663

Share Transactions – Institutional Class
Shares sold	415,966	1,016,399
Shares issued in reinvestment of distributions	11,213	–
Shares redeemed	(208,834)	(44,286)

Total Institutional Class	218,345	972,113

Share Transactions – Investor Class
Shares sold	3,364	14,083
Shares issued in reinvestment of distributions	81	–
Shares redeemed	(1,126)	(1,654)

Total Investor Class	2,319	12,429

Net increase in shares outstanding	220,664	984,542

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Meritage Value Equity Fund
	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Increase in Net Assets due to:
Operations
Net investment income	$105,299	$34,383
Net realized gain on investment securities transactions	31,932	62,115 (b)
Change in unrealized appreciation/depreciation of investment securities	(79,858)	665,373

Net increase in net assets resulting from operations	57,373	761,871

Distributions
From net investment income – Institutional Class	(34,360)	–
From net investment income – Investor Class	(23)	–
From net realized gains – Institutional Class	(66,161)	–
From net realized gains – Investor Class	(56)	–

Total distributions	(100,600)	–

Capital Transactions – Institutional Class
Proceeds from shares sold	3,521,673	9,145,370
Reinvestment of distributions	100,521	–
Amount paid for shares redeemed	(1,931,369)	(233,367)

Total Institutional Class	1,690,825	8,912,003

Capital Transactions – Investor Class
Proceeds from shares sold	2,500	8,500
Reinvestment of distributions	79	–
Amount paid for shares redeemed	(1,162)	–

Total Investor Class	1,417	8,500

Net increase in net assets resulting from capital transactions	1,692,242	8,920,503

Total increase in Net Assets	1,649,015	9,682,374

Net Assets
Beginning of period	9,682,374	–

End of period	$11,331,389	$9,682,374

Accumulated undistributed net investment income included in net assets at end of period	$105,299	$34,383

Share Transactions – Institutional Class
Shares sold	312,825	901,873
Shares issued in reinvestment of distributions	8,904	–
Shares redeemed	(171,721)	(22,275)

Total Institutional Class	150,008	879,598

Share Transactions – Investor Class
Shares sold	215	809
Shares issued in reinvestment of distributions	7	–
Shares redeemed	(101)	–

Total Investor Class	121	809

Net increase in shares outstanding	150,129	880,407

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Includes gain of $2,660 due to an investment transaction with an affiliate. See Note 5 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Meritage Yield-Focus Equity Fund
	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Increase in Net Assets due to:
Operations
Net investment income	$1,349,196	$241,306
Net realized gain (loss) on investment securities transactions	(2,692,078)	93,307
Change in unrealized appreciation/depreciation of investment securities	(4,254,389)	1,244,245

Net increase (decrease) in net assets resulting from operations	(5,597,271)	1,578,858

Distributions
From net investment income – Institutional Class	(1,143,993)	–
From net investment income – Investor Class	(430,671)	–
From net realized gains – Institutional Class	(67,297)	–
From net realized gains – Investor Class	(32,817)	–
From return of capital – Institutional Class	(36,917)	–
From return of capital – Investor Class	(17,535)	–

Total distributions	(1,729,230)	–

Capital Transactions – Institutional Class
Proceeds from shares sold	14,547,861	25,639,887
Reinvestment of distributions	1,128,297	–
Amount paid for shares redeemed	(8,566,630)	(764,516)

Total Institutional Class	7,109,528	24,875,371

Capital Transactions – Investor Class
Proceeds from shares sold	19,159,246	2,690,658
Reinvestment of distributions	424,363	–
Amount paid for shares redeemed	(9,405,752)	(81,987)

Total Investor Class	10,177,857	2,608,671

Net increase in net assets resulting from capital transactions	17,287,385	27,484,042

Total increase in Net Assets	9,960,884	29,062,900

Net Assets
Beginning of period	29,062,900	–

End of period	$39,023,784	$29,062,900

Accumulated undistributed net investment income included in net assets at end of period	$–	$240,260

Share Transactions – Institutional Class
Shares sold	1,369,009	2,416,290
Shares issued in reinvestment of distributions	108,752	–
Shares redeemed	(822,983)	(70,447)

Total Institutional Class	654,778	2,345,843

Share Transactions – Investor Class
Shares sold	1,793,720	240,941
Shares issued in reinvestment of distributions	40,978	–
Shares redeemed	(931,554)	(7,416)

Total Investor Class	903,144	233,525

Net increase in shares outstanding	1,557,922	2,579,368

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.95	$10.00

Income from investment operations:
Net investment income	0.01	0.01
Net realized and unrealized gain on investments	0.36	0.94

Total from investment operations	0.37	0.95

Less distributions to shareholders:
From net investment income	(0.01)	–
From net realized gains	(0.11)	–

Total distributions	(0.12)	–

Net asset value, end of period	$11.20	$10.95

Total Return (b)	3.38%	9.50	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,331	$10,642
Ratio of net expenses to average net assets	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.66%	3.49	%(d)
Ratio of net investment income to average net assets	0.08%	0.22	%(d)
Portfolio turnover rate	84%	94	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE GROWTH EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.92	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	–	(b)
Net realized and unrealized gain on investments	0.37	0.92

Total from investment operations	0.35	0.92

Less distributions to shareholders:
From net investment income	(0.01)	–
From net realized gains	(0.11)	–

Total distributions	(0.12)	–

Net asset value, end of period	$11.15	$10.92

Total Return (c)	3.17%	9.20	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$164	$136
Ratio of net expenses to average net assets	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.91%	3.32	%(e)
Ratio of net investment income (loss) to average net assets	(0.17)%	0.01	%(e)
Portfolio turnover rate	84%	94	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Amount is less than $0.01.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.00	$10.00

Income from investment operations:
Net investment income	0.10	0.04
Net realized and unrealized gain on investments	0.01 (b)	0.96

Total from investment operations	0.11	1.00

Less distributions to shareholders:
From net investment income	(0.04)	–
From net realized gains	(0.07)	–

Total distributions	(0.11)	–

Net asset value, end of period	$11.00	$11.00

Total Return (c)	0.94%	10.00	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$11,321	$9,673
Ratio of net expenses to average net assets	1.00%	1.00	%(e)
Ratio of expenses to average net assets before waiver	1.66%	3.58	%(e)
Ratio of net investment income to average net assets	0.96%	0.86	%(e)
Portfolio turnover rate	62%	50	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE VALUE EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)

Selected Per Share Data:
Net asset value, beginning of period	$10.98	$10.00

Income from investment operations:
Net investment income	0.07	0.02
Net realized and unrealized gain on investments	0.01 (b)	0.96

Total from investment operations	0.08	0.98

Less distributions to shareholders:
From net investment income	(0.03)	–
From net realized gains	(0.07)	–

Total distributions	(0.10)	–

Net asset value, end of period	$10.96	$10.98

Total Return (c)	0.68%	9.80	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10	$9
Ratio of net expenses to average net assets	1.25%	1.25	%(e)
Ratio of expenses to average net assets before waiver	1.91%	9.87	%(e)
Ratio of net investment income to average net assets	0.74%	0.64	%(e)
Portfolio turnover rate	62%	50	%(d)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.27	$10.00

Income from investment operations:
Net investment income	0.33	0.10
Net realized and unrealized gain (loss) on investments	(1.71)	1.17

Total from investment operations	(1.38)	1.27

Less distributions to shareholders:
From net investment income	(0.41)	–
From net realized gains	(0.03)	–
From return of capital	(0.01)	–

Total distributions	(0.45)	–

Net asset value, end of period	$9.44	$11.27

Total Return (b)	(12.56)%	12.70	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$28,316	$26,436
Ratio of net expenses to average net assets	1.00%	1.00	%(d)
Ratio of expenses to average net assets before waiver	1.44%	2.62	%(d)
Ratio of net investment income to average net assets	3.17%	2.70	%(d)
Portfolio turnover rate	86%	63	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE YIELD-FOCUS EQUITY FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Year Ended August 31, 2015	For the Period Ended August 31, 2014 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.25	$10.00

Income from investment operations:
Net investment income	0.29	0.01
Net realized and unrealized gain (loss) on investments	(1.70)	1.24

Total from investment operations	(1.41)	1.25

Less distributions to shareholders:
From net investment income	(0.38)	–
From net realized gains	(0.03)	–
From return of capital	(0.01)	–

Total distributions	(0.42)	–

Net asset value, end of period	$9.42	$11.25

Total Return (b)	(12.85)%	12.50	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,708	$2,627
Ratio of net expenses to average net assets	1.25%	1.25	%(d)
Ratio of expenses to average net assets before waiver	1.69%	2.46	%(d)
Ratio of net investment income to average net assets	2.84%	2.26	%(d)
Portfolio turnover rate	86%	63	%(c)

(a)	For the period December 23, 2013 (commencement of operations) to August 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2015

NOTE 1. ORGANIZATION

The Meritage Growth Equity Fund (the “Growth Equity Fund”), the Meritage Value Equity Fund (the “Value Equity Fund”), the Meritage Yield-Focus Equity Fund (the “Yield-Focus Equity Fund”) (each a “Fund” and, collectively the “Funds”) were organized as a diversified series of the Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds each offer two share classes, Institutional Class Shares and Investor Class Shares. The Funds commenced operations on December 23, 2013. The Funds’ investment adviser is Meritage Portfolio Management, Inc. (the “Adviser”). The investment objective of the Growth Equity Fund is to seek growth of capital. The investment objective of the Value Equity Fund is to seek growth of capital. Income is a secondary objective for the Value Equity Fund. The investment objective of the Yield-Focus Equity Fund is to seek long-term growth of capital with an emphasis on high current income.

Each Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the classes of shares currently being offered.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund intends to continue to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended August 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Funds. For the year ended August 31, 2015, the Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Loss	Accumulated Net Realized Gain from Investments
Growth Equity Fund	$–	$(17)	$17
Value Equity Fund	–	–	–
Yield-Focus Equity Fund	(3)	(14,792)	14,795

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establish a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 –  other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security may be classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Any fair valuation pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2015:

	Valuation Inputs
Growth Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks *	$12,588,625	$–	$–	$12,588,625
Money Market Securities	923,779	–	–	923,779
Total	$13,512,404	$–	$–	$13,512,404
Value Equity Fund
Common Stocks *	$9,671,955	$–	$–	$9,671,955
Exchange-Traded Funds	808,320	–	–	808,320
Money Market Securities	837,236	–	–	837,236
Total	$11,317,511	$–	$–	$11,317,511
Yield-Focus Equity Fund
Common Stocks *	$36,171,909	$–	$–	$36,171,909
Convertible Preferred Stocks	2,142,235	–	–	2,142,235
Money Market Securities	565,792	–	–	565,792
Total	$38,879,936	$–	$–	$38,879,936

*	Refer to Schedule of Investments for Industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels for the year ended August 31, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Funds (the “Agreement”), the Adviser manages each Fund’s investments subject to oversight of the Board. As compensation for its management services each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of each Fund. For the year ended August 31, 2015, the Adviser earned fees of $94,780 from the Growth Equity Fund, $81,976 from the Value Equity Fund and $330,128 from the Yield-Focus Equity Fund before the reimbursements described below.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of each Fund until December 31, 2015, so that total annual fund operating expenses do not exceed 1.00%. This operating expense

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

limitation does not apply to borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, brokerage fees and commissions, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Excluded Expenses”). This limitation also excludes any “acquired fund fees and expenses” as that term is described in each Fund’s prospectus.

The waiver and/or reimbursement by the Adviser with respect to the Funds are subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations that were in effect at the time of the waiver or reimbursement.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Amount Waived or Reimbursed	Recoverable through August 31,
Growth Equity Fund	$109,316	2017
	83,727	2018
Value Equity Fund	103,749	2017
	72,434	2018
Yield-Focus Equity Fund	144,170	2017
	190,960	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”) to supply non-investment related administrative and compliance services for each Fund. For the year ended August 31, 2015, HASI earned fees of $21,134 for the Growth Equity Fund, $17,998 for the Value Equity Fund and $72,368 for the Yield-Focus Equity Fund. At August 31, 2015, HASI was owed $1,988 for the Growth Equity Fund, $1,665 for the Value Equity Fund and $5,723 for the Yield-Focus Equity Fund for administrative services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year ended August 31, 2015, HASI earned fees of $14,795 for the Growth Equity Fund, $12,453 for the Value Equity Fund and $52,118 for the Yield-Focus Equity Fund for transfer agent services and reimbursement for out-of-pocket expenses incurred in providing transfer agent services. At August 31, 2015, HASI was owed $1,433 for the Growth Equity Fund, $1,214 for the Value Equity Fund and $3,664 for the Yield-Focus Equity Fund for transfer agent services and out-of-pocket expenses. For the year ended August 31, 2015, HASI earned fees of $13,922 for the Growth Equity Fund, $11,833 for the Value Equity Fund and $47,745 for the Yield-Focus Equity Fund for fund accounting services. At August 31, 2015, HASI was owed $1,325 for the Growth Equity Fund, $1,109 Value Equity Fund and $3,815 for the Yield-Focus Equity Fund for fund accounting services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”).

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares in

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

connection with the promotion and distribution of Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Trustees believe that the Plan will significantly enhance the Trust’s ability to expand distribution of Investor Shares of each Fund. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

Unified Financial Securities, Inc. (“Unified”) acts as the principal distributor of the Funds’ shares. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended August 31, 2015, purchases and sales of investment securities, excluding short-term securities were as follows:

Fund	Purchases	Sales
Growth Equity Fund	$12,736,667	$10,025,915
Value Equity Fund	7,493,392	6,431,670
Yield-Focus Equity Fund	54,860,773	36,088,024

During the period ended August 31, 2014, the Adviser of the Value Equity Fund purchased shares of Huntington Bancshares, Inc. (“HBAN”), of which Huntington National Bank, Inc. is a subsidiary. Due to the affiliation of Huntington National Bank, Inc. as the parent company of Unified Financial Securities, Inc. (the Fund’s Distributor), the Fund is not permitted to invest in HBAN. Upon notification of this error, the Adviser closed the Fund’s position in HBAN, resulting in a gain of $2,660. As the transaction resulted in a gain, no further action was necessary.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At August 31, 2015, National Financial Services LLC (“NFS”) and Charles Schwab & Co. Inc. (“Schwab”) owned, as record shareholder, 53.16% and 45.29%, respectively, of the outstanding shares of the Growth Equity Fund. At August 31, 2015, NFS and Schwab owned, as record shareholder, 56.67% and 41.36%, respectively, of the outstanding shares of the Value Equity Fund. At August 31, 2015, there were no ownership of 25% or more of

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2015

NOTE 7. BENEFICIAL OWNERSHIP – continued

the outstanding shares of the Yield-Focus Equity Fund. It is not known whether NFS or Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds.

NOTE 8. FEDERAL TAX INFORMATION

At August 31, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth Equity Fund	$12,767,190	$1,131,137	$(385,923)	$745,214
Value Equity Fund	10,754,703	1,011,282	(448,474)	562,808
Yield-Focus Equity Fund	42,158,254	1,048,040	(4,326,358)	(3,278,318)

The tax character of distributions paid during the fiscal year ended August 31, 2015, was as follows:

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Growth Equity Fund	$129,461	$–	$–	$129,461
Value Equity Fund	100,600	–	–	100,600
Yield-Focus Equity Fund	1,674,778	–	54,452	1,729,230

For the fiscal years 2015 and 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

2015	Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Growth Equity Fund	$208,722	$109,499	$–	$745,214	$1,063,435
Value Equity Fund	105,298	50,538	–	562,808	718,644
Yield-Focus Equity Fund	–	–	(2,414,870)	(3,278,318)	(5,693,188)

2014	Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings
Growth Equity Fund	$129,154	$–	$716,166	$845,320
Value Equity Fund	100,599	–	661,272	761,871
Yield-Focus Equity Fund	336,039	307	1,242,512	1,578,858

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses.

MERITAGE FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2015

NOTE 8. FEDERAL TAX INFORMATION – continued

As of August 31, 2015, the Yield Focus Equity Fund has available for tax purposes an unused capital loss carryforward of $265,888 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended August 31, 2015, the Yield Focus Equity Fund deferred post October capital losses in the amount of $2,148,982.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since August 31, 2015 through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Capitol Series Trust:

We have audited the accompanying statements of assets and liabilities of Capitol Series Trust (the “Funds”) (comprised of the Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund), including the schedules of investments, as of August 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated herein in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated herein in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

October 28, 2015

OTHER FEDERAL TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended August 31, 2015, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Growth Equity Fund	36.82%
Value Equity Fund	57.32%
Yield-Focus Equity Fund	73.92%

For the taxable year ended August 31, 2015, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Growth Equity Fund	40.02%
Value Equity Fund	72.45%
Yield-Focus Equity Fund	60.15%

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 69 Trustee Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); Chief Financial Officer, East West Private, LLC (consulting firm) (March 2009 to present).
Mary M. Morrow Age: 56 Trustee Began Serving: November 2013

Principal Occupations(s): Consulting Practice Manager, DST Health Solutions (August 2010 to present);

Previous Position(s): Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 4 series.

Interested Trustees & Officers

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young*** Age: 50 Chairman of the Board and Trustee Began Serving: September 2013

Principal Occupation(s): Senior Vice President, Huntington Asset Services, Inc. (Trust administrator, fund accountant and transfer agent) (January 2010 to present); Chief Executive Officer, The Huntington Funds (February 2010 to present); Chief Executive Officer, Huntington Strategy Shares (November 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present);

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (investment adviser) (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Interested Trustees & Officers – continued

Name, Address,* Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 38 Chief Executive Officer and President Began Serving: September 2013

Principal Occupation(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (2008 to present).

Previous Position(s): Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Zachary P. Richmond Age: 35 Treasurer and Chief Financial Officer Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (January 2011 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present).

Previous Position(s): Assistant Treasurer, Unified Series Trust (2011 to August 2014); Supervisor, Citi Fund Services Ohio, Inc. (2007 to 2011).

John C. Swhear Age: 53 Chief Compliance Officer and Anti-Money Laundering Officer Began Serving: September 2013

Principal Occupation(s): Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (April 2007 to present); Chief Compliance Officer of Unified Financial Securities, Inc. (the “Distributor”) (May 2007 to present); Interim President of the Unified Series Trust (March 2012 to present).

Previous Position(s): Secretary, The Huntington Funds (April 2010 to February 2012); President and Chief Executive Officer of Dreman Contrarian Funds (March 2010 to March 2011); Vice President and Acting Chief Executive Officer (2007 to March 2010), Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008).

Stacey Havens Age: 49 Vice President Began Serving: September 2013	Principal Occupation(s): Vice President, Huntington Asset Services, Inc. (July 1993 to present).
Jay S. Fitton Age: 45 Secretary Began Serving: September 2013

Principal Occupation(s): Vice President of Legal Administration, Huntington Asset Services, Inc. (November 2011 to present); Secretary, The Huntington Funds (February 2012 to present); Secretary, Huntington Strategy Shares (October 2012 to present)

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 4 series.
***	Mr. Young is deemed an interested trustee because he is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Trust’s distributor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

MERITAGE PORTFOLIO MANAGEMENT, INC. (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) on September 16, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the renewal of the Investment Advisory Agreement between the Trust and Meritage Portfolio Management, Inc. (“Meritage”) for an additional one-year period, regarding the Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (each a “Fund” and together the “Funds”) (the “Investment Advisory Agreement”). Each Fund is a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Meritage and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Meritage (“Support Materials”). Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms and the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the Investment Advisory Agreement. Meritage also met with the Trustees and provided further information regarding its proposed services to the Funds, including but not limited to, information regarding its investment philosophy.

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following, with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by Meritage; (2) the cost of the services to be provided and the profits to be realized by Meritage from services rendered to the Trust and each Fund; (3) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as each Fund grows and whether the proposed advisory fee for each Fund, and the Funds together, reflects these economies of scale for each Fund’s benefit; and (5) other financial benefits to Meritage resulting from services to be rendered to the Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Meritage’s presentation and the Support Materials, the Board concluded that the overall arrangements between the Trust and Meritage as set forth in the Investment Advisory Agreement as it relates to the Funds are fair and reasonable in light of the services that Meritage performs, the investment advisory fees that the Funds pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the renewal of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services provided by Meritage under the Investment Advisory Agreement with respect to the Funds, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Meritage on behalf of the Funds; and (5) selecting broker-dealers to execute orders on behalf of the Funds. The Trustees noted the investment philosophy of the portfolio managers and their significant investment and portfolio management experience. The Trustees considered Meritage’s capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Meritage provides to the Funds under to the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee associated with each Fund and each class (Meritage Growth Equity Fund: Advisory Fees of 0.75 percent for both the Institutional Class and the Investor Class, with total annual operating expenses capped at 1.00 percent for the Institutional Class and 1.25 percent for the Investors Class; Meritage Value Equity Fund: Advisory Fees of 0.75 percent for both the Institutional Class and the Investor Class, with total annual operating expenses capped at 1.00 percent for the Institutional Class and 1.25 percent for the Investor Class; Meritage Yield Focus Equity Fund: Advisory Fees of 0.75 percent for both the Institutional Class and the Investor Class, with total annual operating expenses capped at 1.00 percent for the Institutional Class and 1.25% for the Investor Class). The Trustees considered Meritage’s profitability analysis for the 12-month period ending August 31, 2015, for services rendered to the Funds. The Trustees also noted that Meritage had contractually agreed to reimburse each Meritage Fund for operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) do not exceed the capped amount with respect to each class of each of Meritage Funds’ average daily net assets. The Trustees concluded that Meritage’s service relationship with the Meritage Funds will not initially be profitable until assets grow.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Lipper peer group category with similar assets. Trustees noted that the management fees for each Fund were below the average and median management fees reported for the Fund’s Lipper peer group category, respectively. The Trustees also noted that the total operating expense ratio for each Fund compared reasonably to the average and median total operating expense ratio reported for the Fund’s Lipper peer group category, respectively. While recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one investment adviser to another, the Trustees concluded that Meritage’s proposed advisory fees for each Fund were reasonable.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fee for the Funds did not contain breakpoints. The Trustees noted the fact that an increase in assets would most likely not decrease the amount of advisory services that Meritage would need to provide to the Funds. The Trustees also considered that Meritage had agreed to consider breakpoints in the future in response to asset growth. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Meritage does utilize soft dollar arrangements with respect to portfolio transactions; however, the Trustees noted that Meritage has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Meritage will not receive material additional financial benefits from services rendered to the Funds.

Based upon Meritage’s presentation and Support Materials, the Board concluded that the overall arrangements between the Trust and Meritage to be set forth in the Investment Advisory Agreement between the Trust and Meritage are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

CAPITOL SERIES TRUST

Privacy Policy

(Unaudited)

Capitol Series Trust (the “Trust”) on behalf of each of its series (each a “Fund,” collectively the “Funds”) adopts the following privacy policy in order to safeguard the personal information of its consumers and customers that are individuals in accordance with Securities and Exchange Commission Regulation S-P,17 CFR 284.30.

We collect only relevant information about a Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Trust does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to a Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with a Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to a Fund. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that a shareholder holds shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the shareholders’ financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

OTHER INFORMATION (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 261-0104 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 261-0104 and (2) from Funds documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Walter B. Grimm

Mary M. Morrow

OFFICERS

Matthew	J. Miller, Chief Executive Officer and President
John	C. Swhear, Chief Compliance Officer, AML Officer and Vice President
Stacey	Havens, Vice President
Zachary	P. Richmond, Treasurer and Chief Financial Officer
Jay	S. Fitton, Secretary

INVESTMENT ADVISER

Meritage Portfolio Management, Inc.

7500 College Boulevard, Suite 1212

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

191 West Nationwide Boulevard, Suite 500

Columbus, OH 43215

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $43,800

Fiscal year ended 2014: $45,750

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $ 1,000

Fiscal year ended 2014: $2,000

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $16,580

Fiscal year ended 2014: $15,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2015: $0

Fiscal year ended 2014: $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2015	$0	$0
FY 2014	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	10/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	10/28/15

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	10/28/15